UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2009

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COFFEE HOLDING CO., INC.

(Exact name of registrant as specified in its charter)

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Nevada	001-32491	11-2238111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4401 First Avenue, Brooklyn, New York 11232-0005

(Address of principal executive offices) (Zip Code)

(718) 832-0800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On January 29, 2009, Coffee Holding Co., Inc. issued a press release disclosing certain information regarding its results of operations for the year ended October 31, 2008. A copy of the press release is attached as exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d)

The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Coffee Holding Co., Inc. press release dated January 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2009

COFFEE HOLDING CO., INC.

By:	/s/ ANDREW GORDON
Name:	Andrew Gordon
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Coffee Holding Co., Inc. press release dated January 29, 2009